Buckeye Partners, L.P. 2012 Annual Unitholders Meeting June 5, 2012 Four Seasons Hotel, Houston, Texas Exhibit 99.1

Legal Notice / Forward–Looking Statements
This presentation contains "forward-looking statements" that we believe to be reasonable as of the date of this presentation. These statements, which include any statement that does not relate strictly to historical facts, use terms such as “anticipate,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “plan,”
“position,” “predict,” “project,” or “strategy” or the negative connotation or other variations of such terms or other similar terminology. In particular, statements, express or implied, regarding future results of operations or ability to generate sales, income or cash flow, to make acquisitions, or to make distributions to unitholders are forward-looking statements. These forward-looking statements are based on management’s current plans, expectations, estimates, assumptions and beliefs concerning future events impacting Buckeye Partners, L.P. (the “Partnership” or “BPL”) and therefore involve a number of risks and uncertainties, many of which are beyond management’s control. Although the Partnership believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ materially from those expressed or implied in the forward-looking statements. The factors listed in the “Risk Factors” sections of, as well as any other cautionary language in, the Partnership’s public filings with the Securities and Exchange Commission, provide examples of risks, uncertainties and events that may cause the Partnership’s actual results to differ materially from the expectations it describes in its forward-looking statements. Each forward-looking statement speaks only as of the date of this presentation, and the Partnership undertakes no obligation to update or revise any forward-looking statement.
Pending Perth Amboy Terminal Acquisition. Our pending Perth Amboy Terminal acquisition may not be consummated. The closing of the acquisition is subject to certain environmental and real property regulatory conditions and customary closing conditions, and the acquisition agreement may, in certain circumstances, be terminated. Please see page 25 “Our pending acquisition of Perth Amboy Terminal may not be consummated” for more information.

Buckeye Investment Highlights
Over 125 years of continuous operations, with 26-year
track record as a publicly traded MLP on the NYSE
Market capitalization of approx. $4.5 billion
Lower cost of capital realized from elimination of
general partner incentive distribution rights (IDRs)
Investment grade financial metrics and a conservative
approach toward financing growth
Increased geographic and product diversity resulting
from recent acquisitions
Opportunities for significant internal growth projects on
legacy and recently acquired assets
Paid cash distributions each quarter since formation in
1986
Ariel view of BORCO’s 6 offshore jetties with tank farm in the distance
Petroleum storage tanks at our Macungie terminal in Pennsylvania

Management Objectives
The current management team has consistently executed
on each element of our strategy to transform Buckeye
into a best-in-class asset manager by:
Implementing best practices across our business
Improving our cost structure through an
organizational restructuring in 2009
Expanding our asset portfolio through accretive
acquisitions and organic growth projects
Diversifying our legacy business into new
geographies, products, and asset classes
Reducing cost of capital through buy-in of our
general partner
Financing acquisitions with conservative mix of debt
and equity
We continue to be committed to our mission of
delivering superior returns through our talented, valued
employees and our core strengths of:
Best-in-class customer service
An unwavering commitment to safety,
environmental responsibility, and personal integrity
An entrepreneurial approach toward asset acquisition
and development
Buckeye Strategy
Piping infrastructure at one of our petroleum products terminals
Newly refurbished off shore jetty placed in service in the fourth quarter of 2011

CEO Succession and Strategic Organizational
Realignment
Management Structure after Reorganization
CEO succession effective February 10, 2012:
Clark C. Smith, Buckeye’s President and Chief Operating
Officer, succeeded Forrest E. Wylie as Chief Executive Officer, and joined the Board of Directors of Buckeye’s general partner.
Forrest E. Wylie continues to serve as Non-Executive Chairman of the Board, where he remains active in developing our strategic vision.
Strategic Organizational Realignment, effective January
16, 2012; Buckeye operations organized into three
business units, each headed by a President.
Domestic Pipelines and Terminals
International Pipelines and Terminals
Buckeye Services
Board of Directors
Forrest E. Wylie, Chairman
Clark C. Smith
Chief Executive Officer
Mary F. Morgan
President,  International
Pipelines and Terminals
Robert A. Malecky
President,  Domestic
Pipelines and Terminals
Jeremiah J. Ashcroft III
President,
Buckeye Services
Domestic
Pipelines
Domestic
Terminals
BORCO
Terminal
Yabucoa
Terminal
Energy
Services
Natural Gas
Storage
Strategic Organizational Realignment rationale:
Previous structure organized around functions (e.g.,
commercial, operations, etc.).
Growth has resulted in increased complexities in each of
Buckeye’s business areas, requiring focus and ownership
of skilled executives on daily basis.
Allows business unit Presidents to focus on all aspects
of performance - including commercial, operational, and
financial performance  - of their respective business unit.
Presidents of business units accountable for overall
performance of those units.
Development
& Logistics
Keith E. St.Clair
Chief Financial
Officer
Khalid A. Muslih
Corp. Development
Strategic Planning
William H.
Schmidt, Jr.
General Counsel
Mark S. Esselman
Global
Human Resources

2011 Adjusted EBITDA(1)

0.4%
0.9%
1.6%
23.2%
74.0%
Domestic Pipelines & Terminals
International Pipelines & Terminals
Energy Services
Natural Gas Storage
Development & Logistics

Organizational Overview
Three Business Operating Units
Domestic Pipelines & Terminals
Over 6,000 miles of pipeline with ~ 100 delivery locations
Approximately 100 liquid petroleum product terminals
Over 37 million barrels of liquid petroleum product storage
capacity
International Pipelines & Terminals
Over 26 million barrels of storage capacity at 2 terminal
facilities in The Bahamas (~21 million) and Puerto Rico (~5
million)
Deep water berthing capability to handle ULCCs and VLCCs in
The Bahamas
Announced expansion underway to add approx. 4.7 million
barrels at Bahamian facility
Buckeye Services
Energy Services
Markets refined petroleum products in areas served by
Domestic Pipelines & Terminals
5 terminals with ~ 1 million barrels of storage capacity
Natural Gas Storage
~30 Bcf of working natural gas storage capacity in
northern California
Development & Logistics
Operates ~2,800 miles of pipeline and 1.4 million barrels
of storage capacity under operation and maintenance
contracts
(1) See Appendix for Non-GAAP Reconciliations

Buckeye Partners, L.P. Footprint
Buckeye Owned and Operated Pipelines
Domestic Terminal Locations
International Operations
Contract Pipe Line Operations
Delivery Locations
Lodi Gas Storage, L.L.C.
Joint Ventures
WesPac Pipelines–Memphis, LLC
West Shore Pipe Line Company
Muskegon Pipeline LLC
South Portland Terminal LLC
Sacramento
Reno
San Diego
El Paso
Houston
Lake Charles
Des Moines
Green Bay
Chicago
St. Louis
Indianapolis
Louisville
Memphis
Detroit
Lima
Pittsburgh
Macungie
New York City
Richmond
Atlanta
Birmingham
Montgomery
Tampa
Miami
Bahamas
Puerto Rico

7 Buckeye System Map

$320.0
$240.0
$160.0
$80.0
$0.0
($MM)
$91.5
$63.8
$46.5
$261.9
$250.0
2008
2009
2010
2011
2012P
Legacy Assets (excl. NGS)
Natural Gas Storage
BOECO
Perth Amboy

Value Creation / Growth Drivers
$3.4 Billion Invested Since 2008
Organic Growth Capital Spending
Major Capital Projects
2012
Perth Amboy, NJ Marine Terminal, $260.0 million - Pending
2011
BORCO Marine Terminal, $1.7 billion
BP Pipeline & Terminal Assets, $165.0 million
Maine Terminals and Pipeline, $23.5 million
2010
Buy-in of BPL’s general partner, 20 million units issued
Yabucoa, Puerto Rico Terminal, $32.6 million
Opelousas, Louisiana Terminal, $13.0 million
Additional Equity Interest in West Shore Pipe Line Company,
$13.5 million
2009
Blue/Gold Pipeline and Terminal Assets, $54.4 million
2008
Lodi Natural Gas Storage, $442.4 million
Farm & Home Oil Company (2) , $146.2 million (3)
Niles and Ferrysburg, Michigan Terminals, $13.9 million
Albany, NY Terminal, $46.9 million
(1) Excludes acquisitions with a value of $10 million or lower
(2) Now Buckeye Energy Services
(3) Buckeye sold the retail division of Farm & Home Oil Company in 2008 for $52.6 million
Recent and Pending Transactions
(1)
Transformation of Perth Amboy terminal into highly efficient, multi-product storage, blending, and throughput facility
Significant expansion and product diversity plans at BORCO
facility
Propylene rail loading and storage project and storage
expansion and unit train rack construction at two terminals
within our Chicago complex
Pipeline expansion between our Linden, NJ and Macungie, PA
terminals to increase capacity to western PA
Butane blending and vapor recovery installations planned for numerous terminal facilities across our system

9 Domestic Pipelines & Terminals

(b/d - 000's)
2,000.0
1,500.0
1,000.0
500.0
0.0
1,427.0
1,361.3
1,296.0
1,304.5
1,347.5
1,345.7
2007
2008
2009
2010
2011
2012

(b/d - 000's)
900
800
700
600
500
400
300
200
100
0
482.3
464.4
471.9
562.5
742.8
852.3
2007
2008
2009
2010
2011
2012

Domestic Pipelines & Terminals Overview
Pipelines & Terminals segment represents Buckeye’s largest
segment contribution to Adjusted EBITDA
Over 6,000 miles of pipeline located primarily in the
Northeast and Midwest United States moving over 1.3
million barrels of liquid petroleum products per day with
more than 100 delivery points
Approximately 100 liquid petroleum product storage
terminals located throughout the United States
Over 37 million barrels of storage capacity
Terminal Throughput Volumes (2) Pipeline Throughput Volumes (1) (2)
(1) YTD as of March 31, 2012
(2) Pipeline volumes exclude contribution from the Buckeye NGL Pipeline sold in January of 2010
Petroleum storage tanks at our Macungie terminal in Pennsylvania

16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
Volume (bpd)
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12

10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
Volume (bpd)
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12

BP Acquisition – Strong Results
Belton, SC Pittsburgh, PA
Pipeline and terminal volumes have exceeded plan since
inception
Continued growth expected with several additional new
contracts still to be signed in the short-term
Belton, SC and Pittsburgh, PA are select examples that
highlight significant growth through incremental third-
party business and new products and service offerings
A Successful Start
27 Number of new third-party terminal
customers
330
Million gallons of new business added since
acquisition
7.9
Percentage of volume growth across all new
33 acquired terminals since inception
Preliminary plans to build a new tank and add a new rack
bay to accommodate growing business
Biodiesel blending project underway and expected to be
completed by September 2012

Perth Amboy Acquisition Overview
Acquisition of a New York Harbor marine terminal for liquid petroleum products from Chevron for $260 million in cash
Unique opportunity to acquire key link in the product logistics chain to unlock significant long-term value across the Buckeye enterprise
Near-term plans to transform existing terminal into a highly efficient, multi-product storage, blending and throughput facility
Anticipated growth capex investment in the facility of ~$200-225 million over the next three years at attractive annual Adjusted
EBITDA investment multiple of  4 – 5x, resulting in all-in Adjusted EBITDA investment multiple of 7 – 8x (2)
Transaction supported by multi-year storage, blending, and throughput commitments from Chevron
Estimated to close in late Q2 2012 or early Q3 2012
Expected to be accretive to distributable cash flow per unit in 2013
Transaction Overview
(1)
Facility Overview
Located in New York Harbor as a NYMEX delivery point
Approximately 4.0 MMBbls total storage capacity
4 docks (1 ship, 3 barge (3) ) with water draft up to 37’
Pipeline, water, rail, and truck access
~250 acre site with significant undeveloped acreage for
expansion potential
Close proximity for integration with Buckeye’s Linden
complex
(1) The acquisition is subject to closing conditions and the acquisition agreement may, in certain circumstances, be terminated.  As a result, we cannot assure you if or when the acquisition will close.  Please see page 25 “Our pending acquisition of Perth Amboy Terminal may not be consummated” for more information.
Aerial Overview
Note: Facility located in Perth Amboy, NJ.  Green line above indicates approximate property boundaries
(2) Includes acquisition purchase price and capital spent on tanks, terminal piping, dock and truck rack improvements, and
~6 miles of new 16” pipeline to be constructed from Perth Amboy to Buckeye’s Linden, NJ complex.
(3) One of the barge docks is currently out of service
~2.7 MMBbls of active refined product storage
~1.3 MMBbls of refurbishable storage

Bangor
Green Bay
Des Moines
Chicago
Detroit
Pittsburgh
Macungie
New York City
Lima
Indianapolis
Delaware City
Sugar Creek
St. Louis
Louisville
Richmond
Goldsboro
Memphis
Spartanburg
Atlanta
Birmingham
Macon
Montgomery
Opelousas
Lake Charles
Port Arthur
Corpus Christi
Tampa
Bahamas
Miami
Puerto Rico

Long-Term Vision – “Connecting the Dots…”
Global supply locations and product flows will shift over
the long-term
Buckeye recognized the need to further accommodate
waterborne refined product imports into the Northeast
U.S.
Execution on this strategy will continue to differentiate
Buckeye’s service offerings and provide sustainability
and optionality for further growth in our core businesses
BORCO
Perth Amboy
Northeast U.S. refineries face long-term challenges from
high cost and low investment
Anticipate new sources of product supply in the future
New global refining capacity coming online will seek
deficit markets
A component of our strategy in acquiring BORCO was
to help facilitate product flow into the Buckeye system
in PADD I
Create a more fully integrated and flexible system that offers unparalleled connectivity and service capabilities
BORCO and Perth Amboy are two key components of a
long-term strategy:

West Toledo
Cygnet
Lima
Cuyahoga
Lorain
Canton
Scottsville

Domestic Pipelines & Terminals Growth Potential
Projects
Utica Shale Opportunity:
Development is in early
stages, but industry
consensus is need for
crude logistics solutions
will arise
Buckeye has presence in
area and has opportunity
to utilize existing
infrastructure, including
ROW and underutilized
lines, to be key logistics
provider
Propylene Rail Facility (in progress):
Construction of new propylene storage at East Chicago
facility
Add rail loading capability at that facility
NY Harbor to PA Expansion (completed 4/1/12):
Increased Buckeye’s ability to handle NY Harbor barrels
destined for the Pennsylvania market
Incremental 30,000 bpd of pipeline capacity
Bakken Crude:
Contracted to offload approx. 8600 bpd of Bakken crude
for refinery customer at Woodhaven, MI facility
In preliminary discussions with multiple customers
regarding supplying Bakken crude to the East Coast
refineries
Butane Blending:
Significant growth driven by strong blending margins
Improved blending efficiencies and oversight
Opportunities for further locational deployment of
blending capabilities
Miami and JFK Airports Pipeline Expansions
(potential):
Reviewing expansion options as a result of jet fuel
volume growth
Chicago Complex Crude Oil Storage Opportunity
(potential):
Opportunity to leverage asset footprint in Chicago to
take advantage of changing crude oil slates in the
market

FERC Order
Buckeye Pipe Line’s Market-Rate Program
Program Footprint
Possible Outcomes
In 1991, FERC approved Buckeye Pipe Line Company,
L.P.’s (“BPL Co.”) use of an innovative rate-setting
system.
In competitive markets, BPL Co. sets rates
competitively under the program, subject to a cap
Rates in the other markets are tied to changes in
competitive market rates
On March 1, 2012, BPL Co. filed for system-wide rate
increases under the program, to which a single shipper in
the New York City area protested.
On March 30, 2012, FERC issued an order rejecting the
rate increases and indicated FERC would review whether
to continue the program.  BPL Co.’s response, which was
filed May 15 th , affirmed that the program has functioned
reasonably, has adjusted rates in line with the pipeline
industry, and has not caused undue discrimination among
its shippers.
Interested parties have until June 29 to reply to our
response.
History of Program
Buckeye believes the program should be preserved
because the markets remain competitive and the program
is in line with industry experience and overall cost trends.
FERC may discontinue or modify the program to it’s
generic rate-setting methodology of indexing or one of
the alternative methodologies (market-based, cost-based,
or settlement-based rates).
Depending on the outcome of FERC’s review, the level
of some or all of BPL Co.’s rates could be subject to
change, which could have a material impact on our
revenues.
Approximately 70% of Buckeye’s total pipeline revenue in
2011 and under 50% of our Pipeline & Terminals
segment’s 2011 revenues.
In 1991, when FERC last reviewed BPL Co.’s markets:
15 of the 20 markets (50% of BPL Co.’s 2011
revenues) were designated competitive
Four out of 20 markets (25% of BPL Co.’s 2011
revenues) were considered non-competitive
No determination was made regarding the NYC
market (remaining 25% of BPL Co.’s 2011 revenues)
FERC order does not affect any pipelines or terminals
owned by our other operating subsidiaries.

The Bahamas
Turks and Caicos Islands
Cuba
Virgin Islands
Anguilla
Dominican Republic
Puerto Rico
Saint Kitts and Nevis
Montserrat
Haiti
Cayman Islands
Navassa Island
Guadeloupe
Dominica
Martinique
Saint Lucia
Barbados
Grenada
Aruba
Netherlands Antilles

16 International Pipelines & Terminals Yabucoa BORCO

BORCO 2011 Revenue[1]

6%
11%
83%
Storage (take or pay)
Berthing (variable)
Other Ancillary (variable)

BORCO 2011 Leased Capacity

14.3%
20.5%
66.4%
Fuel Oil
Crude Oil
Refined Products

International Pipelines & Terminals Overview
BORCO
World-class marine storage terminal for crude oil, fuel oil, and refined petroleum products
21.4 MMBbls capacity
Located in Freeport, Bahamas, 80 miles from Southern Florida and
920 miles from New York Harbor
Deep-water access (up to 91 feet) and the ability to berth VLCCs and
ULCCs
Majority of capacity under long-term (3-5 year) take or pay contracts
World class customer base
Variable revenue generation from ancillary services such as berthing, blending, bunkering, and transshipping
Hub for international logistics
Expansion project approved for 4.7 million barrels with room to double existing storage capacity
(1) Excludes non-cash amortization of unfavorable storage contracts.
Well maintained facility with superior blending/manufacturing facilities
4.6 million barrels of refined petroleum product, fuel oil, and crude oil storage capacity
Strategic location supports a strong local market and also provides regional growth opportunities
Long-term fee-based revenues supported by multi-year volume
commitments from Shell
Yabucoa, Puerto Rico

BORCO Berthing Capabilities
Six Offshore Jetties and Inland Dock
Berth 5
Fuel Oil
Clean Products
Berth 6
Fuel Oil
Clean Products
Berth 7
Fuel Oil
Clean Products
Berth 8
Fuel Oil
Clean Products
Berth 9
Crude Oil
Fuel Oil
Berth 10
Crude Oil
Fuel Oil
Berth 12 (Inland Dock)
Fuel Oil
Clean Products

Bluefield Area
Yellowfield Area

Expansion Capacity Mmbls
Cumulative CAPEX $MM
5.0
4.0
3.0
2.0
1.0
-
$250.0
$200.0
$150.0
$100.0
$50.0
$-
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2012
2013
Yellowfield 1
Bluefield 1
Bluefield 2
Yellowfield 2

BORCO Internal Growth Projects
Expansion and Other Growth Opportunities
Expansion project at BORCO well underway
Phase 1 to add approximately 3.5 million barrels of storage
capacity
~ 1.9 million barrels expected to be in-service in the
second half of 2012;  combination of refined products
and fuel oil storage
~ 1.6 million barrels to be in-service in first half of
2013; refined products storage
Initiation of Phase 2 expansion of 1.2 million barrels expected to be in service Q3 2013
Supported by long-term contract with major customer
Longer term opportunity to double existing storage capacity
Offshore jetty (2 berths) and inland dock construction
completed and operations initiated in Q4 2011
(1) Graph reflects expected midpoint of capital spend range. Dates represent expected date that capacity is placed in service.
Q3 ‘12
Q4 ‘12
Q2 ‘13
Q3 ‘13
Q3 ‘14
Q3 ‘15
Significant Land Available for Expansion
BORCO Expansion Capacity (1)
Q3 ‘12
Q4 ‘12
Q3 ‘13
Q1 ‘13
Q3 ‘15
Crude Unit
Strong interest in setting up crude topping unit at
BORCO
Driver:   need for low sulfur fuel oil
Strategic alliance could also support GC exports as
shale/Canadian crude floods into GC (export after
“minor processing”)
Bunkering Opportunities – Blended Fuel Oil
BORCO is the logical, geographical, optimum spot for
a new “Bunker filling station”
Other Internal Growth Opportunities

20 Buckeye Services

Buckeye Services Overview
Natural Gas Storage
Buckeye Energy Services (“BES”) markets refined
petroleum products and other ancillary products in
areas served by Buckeye’s pipelines and terminals
BES offers a wide range of products such as heating
oil, diesel, kerosene, propane, gasoline, and ethanol
and other bio fuels
Over 1 billion gallons of products sold in 2011
Executing new strategy for mitigating basis risk,
including a reduction of refined product inventories
in the Midwest and focusing on fewer, more strategic
locations for transacting business
Energy Services Development & Logistics
Buckeye Development & Logistics (“BDL”)
currently operates approximately 2,800 miles of
pipelines and 1.4 million barrels of storage capacity
BDL is also responsible for identifying and
completing potential acquisitions and organic growth
projects for Buckeye
BDL services offered to customers
Contract operations
Project origination
Asset development
Engineering design
Project management
Buckeye’s Lodi Gas Storage facility is a high performance natural gas storage facility with approximately 30 Bcf of working gas capacity in Northern California serving the greater San Francisco Bay Area
Revenue is generated through firm storage services and hub services
The facilities collectively have a maximum injection and withdrawal capability of approximately 550 million cubic feet per day (MMcf/day) and 750 MMcf/day, respectively
Lodi's facilities are designed to provide high deliverability natural gas storage service and have a proven track record of safe and reliable operations

22 Financial Overview

$600
$500
$400
$300
$200
$100
$0
$248.5
$313.6
$370.2
$382.6
$487.9
$480.7
2007
2008
2009
2010
2011
LTM

1.60x
1.20x
0.80x
0.40x
0.00x
Proforma Distribution Coverage
Declared Distribution Coverage
0.95x
1.01x
1.16x
1.03x
0.96x(5)
0.91x
0.90x(5)
0.85x
2007
2008
2009
2010
2011
LTM

$5.00
$3.75
$2.50
$1.25
$0.00
$3.275
$3.475
$3.675
$3.875
$4.075
$4.112
2007
2008
2009
2010
2011
LTM

6.00x
4.50x
3.00x
1.50x
0.00x
3.09x
4.44x
3.95x
3.94x
4.69x
4.64x
2007
2008
2009
2010
2011
LTM

Financial Performance
Adjusted EBITDA ($MM)
(1) (2)
Cash Distributions per Unit
Cash Distribution Coverage
(2) (3)
(1) LTM as of March 31, 2012
(2) See Appendix for Non-GAAP Reconciliations
(3) Distributable cash flow divided by cash distributions declared for the respective periods
(4) Long-term debt less cash and cash equivalents divided by Adjusted EBITDA
Net LT Debt/ Adjusted EBITDA
(1)(4)(6)
(5)     Pro forma distribution coverage excludes $17.1 million of acquisition and integration expenses incurred in 2011 and $19.1 million during the LTM period ended March 31, 2012
(6)     For purposes of calculating the leverage, Adjusted EBITDA is adjusted for pro forma impacts of acquisitions

Investment Summary
Proven 26-year track record as a publicly traded partnership through varying economic and commodity price cycles
Diversified portfolio of assets provides balanced mix of stability and growth and is well positioned to take advantage of improving economic conditions
Recent acquisitions provide Buckeye with increased geographic and product diversity, including access to international logistics opportunities, and provide significant near term growth projects
Pending acquisition of marine terminal facility in Perth Amboy, NJ from Chevron furthers Buckeye’s strategy to create a fully integrated and flexible system that offers unparalleled connectivity and service capabilities; provides significant near term growth opportunities at attractive multiple.
World-class BORCO marine storage terminal with 21.6 million barrels of storage capacity for crude oil and liquid petroleum products in Freeport, Bahamas with approved expansion project of 4.7million barrels;
serves as important logistics hub for international petroleum product flows.
Management continues to drive operational excellence through its best practices initiative
Stability and Growth

Our pending acquisition of Perth Amboy Terminal may not be
consummated
Risks Related to Consummation of Perth Amboy Acquisition
Our pending acquisition of the Perth Amboy Terminal may not be consummated. Our pending acquisition of the Perth Amboy Terminal is expected to close in late second quarter or early third quarter of 2012 and is subject to closing conditions and regulatory approvals. If these conditions and regulatory approvals are not satisfied or waived, the acquisition will not be consummated. If the closing of the acquisition is substantially delayed or does not occur at all, or if the terms of the acquisition are required to be modified substantially due to regulatory concerns, we may not realize the anticipated benefits of the acquisition fully or at all. Certain of the conditions remaining to be satisfied include:
In addition, the Perth Amboy Purchase and Sale Agreement may be terminated by mutual agreement of the parties thereto or as follows (i) by Buckeye, if the acquisition has not closed on or before June 30, 2012 and, because the HSWA Permit had not been released for public comment on or before March 31, 2012, by Chevron if the acquisition has not closed on or before July 31, 2012 (in each case, subject to a 30-day extension to give effect to certain cure periods), (ii) by either Chevron or Buckeye, if the other party has materially breached its obligations under the Purchase and Sale Agreement, which breaches have not been cured within the applicable time frame or that by their nature cannot be cured, (iii) by either Chevron or Buckeye, if any statute, rule or regulation makes consummation of the acquisition illegal or otherwise prohibited, or if any order, decree, ruling or other action by any governmental authority permanently restraining, enjoining or otherwise prohibiting the consummation of the acquisition has become final and non-appealable, (iv) by Chevron, if Buckeye conducts internal inspections of out of service tanks on the Facility, retains or utilizes the services of a New Jersey licensed site remediation professional or has any communications with any governmental authority with respect to the assets subject to the Purchase and Sale Agreement (other than pursuant to the HSR Act or solely in anticipation of the transfer of the assets to Buckeye at the closing), (v) by Buckeye, upon the occurrence of a Material Discovery or a
Material Adverse Change, subject to certain cure rights of Chevron, (vi) by Chevron, upon its reasonable determination that a Material Discovery relating to environmental liabilities cannot be cured or remediated using reasonable methods or resources, (vii) by either Chevron or Buckeye, upon the occurrence of certain damage to, or destruction or condemnation of, the assets subject to the Purchase and Sale Agreement not constituting a Material Adverse Change, subject to certain cure rights of Chevron, and (viii) by
Chevron, if it determines in its sole discretion that the HSWA Permit is not satisfactory.
• the issuance by the United States Environmental Protection Agency of an amended hazardous and solid waste permit (the “HSWA Permit”) on terms satisfactory to
Chevron in its sole discretion;
• the grant of a legal subdivision of certain real property to be retained by Chevron;
• the absence of any damage to, or destruction or condemnation of, the assets subject to the Purchase and Sale Agreement which reduces the economic value of such assets by $20,000,000 or more (a “Material Adverse Change”); or, if any Material Adverse Change has occurred, the cure or other mutually agreeable resolution thereof;
• the absence of certain factual discoveries by Buckeye of certain matters relating to title, environmental liabilities or regulatory obstacles which reduce the economic value of the assets subject to the Purchase and Sale Agreement by $20,000,000 or more, subject to certain exclusions (a “Material Discovery”); or, if any Material
Discovery has occurred, the cure or other mutually agreeable resolution thereof; and
• the absence of any pending or threatened litigation or administrative proceeding, or any pending investigation, by any party or any third party seeking to restrain or prohibit (or questioning the validity or legality of) the consummation of the transactions contemplated by the Purchase and Sale Agreement or seeking damages in connection therewith which makes it unreasonable to proceed with the consummation of the transactions contemplated thereby.

26 Non-GAAP Reconciliations

Basis of Representation; Explanation of Non–GAAP Measures
Buckeye’s equity-funded merger with Buckeye GP Holdings, L.P. (“BGH”) in the fourth quarter of 2010 has been treated as a reverse merger for accounting purposes.  As a result, the historical results presented herein for periods prior to the completion of the merger are those of BGH, and the diluted weighted average number of LP units outstanding increase from 20.0 million in the fourth quarter of 2009 to 44.3 million in the fourth quarter of 2010.  Additionally, Buckeye incurred a non-cash charge to compensation expense of $21.1 million in the fourth quarter of 2010 as a result of a distribution of LP units owned by BGH GP Holdings, LLC to certain officers of Buckeye, which triggered a revaluation of an equity incentive plan that had been instituted in 2007.
Adjusted EBITDA and distributable cash flow are measures not defined by GAAP.  Adjusted EBITDA is the primary measure used by our senior management, including our Chief
Executive Officer, to (i) evaluate our consolidated operating performance and the operating performance of our business segments, (ii) allocate resources and capital to business segments, (iii) evaluate the viability of proposed projects, and (iv) determine overall rates of return on alternative investment opportunities. Distributable cash flow is another measure used by our senior management to provide a clearer picture of Buckeye’s cash available for distribution to its unitholders.  EBITDA, another measure not defined under GAAP, is defined as net income attributable to Buckeye’s unitholders before interest and debt expense, income taxes and depreciation and amortization.  Adjusted EBITDA and distributable cash flow eliminate (i) non-cash expenses, including, but not limited, to depreciation and amortization expense resulting from the significant capital investments we make in our businesses and from intangible assets recognized in business combinations, (ii) charges for obligations expected to be settled with the issuance of equity instruments, and (iii) items that are not indicative of our core operating performance results and business outlook.
Buckeye believes that investors benefit from having access to the same financial measures used by senior management and that these measures are useful to investors because they aid in comparing Buckeye’s operating performance with that of other companies with similar operations.  The Adjusted EBITDA and distributable cash flow data presented by Buckeye may not be comparable to similarly titled measures at other companies because these items may be defined differently by other companies.
Please see the attached reconciliations of each of Adjusted EBITDA and distributable cash flow to net income.
This presentation references forward-looking estimates of Adjusted EBITDA and investment multiples projected to be generated by the Perth Amboy terminal.  A reconciliation of estimated Adjusted EBITDA to GAAP net income is not provided because GAAP net income generated by the Perth Amboy terminal for the applicable periods is not accessible.
Buckeye has not yet completed the necessary valuation of the various assets to be acquired, a determination of the useful lives of these assets for accounting purposes, or an allocation
of the purchase price among the various types of assets.   In addition, interest and debt expense is a corporate-level expense that is not allocated among Buckeye’s segments and could not be allocated to the Perth Amboy terminal operations without unreasonable effort.  Accordingly, the amount of depreciation and amortization and interest and debt expense that will be included in the additional net income generated as a result of the acquisition of the Perth Amboy terminal is not accessible or estimable at this time.  The amount of such additional resulting depreciation and amortization and applicable interest and debt expense could be significant, such that the amount of additional net income would vary substantially from the amount of projected Adjusted EBITDA.
Buckeye believes that investors benefit from having access to the same financial measures used by Buckeye’s management. Further, Buckeye believes that these measures are useful to investors because they are one of the bases for comparing Buckeye’s operating performance with that of other companies with similar operations, although Buckeye’s measures may not be directly comparable to similar measures used by other companies.

Non-GAAP Reconciliations
Net Income to Adjusted EBITDA ($M)
(1) LTM as of March 31, 2012.
(2) On November 19, 2010, Buckeye merged with Buckeye GP Holdings L.P.
(3) In 2010, Buckeye revised its definition of Adjusted EBITDA to exclude non-cash unit-based compensation expense, the 2010 non-cash equity plan modification expense and income attributable to noncontrolling interests affected by the merger for periods prior to our buy-in of our general partner. These amounts were excluded from Adjusted EBITDA presented for 2008, 2009 and 2010 in our
Annual Report on Form 10-K for the year ended December 31, 2010, as amended. Adjusted EBITDA for  2007 has been restated in this presentation to exclude these amounts for comparison purposes.
2007 2008 2009 2010 2011
LTM
(1)
Net income attributable to BPL 22,921 26,477 49,594 43,080 108,501 93,967
Interest and debt expense 51,721 75,410 75,147 89,169 119,561 119,874
Income tax expense (benefit) 760 801 (343) (919) (192) 321
Depreciation and amortization 40,236 50,834 54,699 59,590 119,534 126,320
EBITDA 115,638 153,522 179,097 190,920 347,404 340,482
-
Net income attributable to noncontrolling interests affected by merger
(2)
131,941 153,546 90,381 157,467 - -
Amortization of unfavorable storage contracts - - - - (7,562) (8,378)
Gain on sale of equity investment - - - - (34,727) (34,727)
Non-cash deferred lease expense - 4,598 4,500 4,235 4,122 4,067
Non-cash unit-based compensation expense 968 1,909 4,408 8,960 9,150 9,691
Equity plan modification expense - - - 21,058 - -
Asset impairment expense - - 59,724 - - -
Goodwill impairment expense - - - - 169,560 169,560
Reorganization expense - - 32,057 - - -
Adjusted EBITDA
(3)
248,547 313,575 370,167 382,640 487,947 480,695
-
Adjusted Segment EBITDA
-
Pipelines & Terminals 238,830 253,790 302,164 346,447 361,018 359,130
International Operations - - - (4,655) 112,996 119,155
Natural Gas Storage - 41,814 41,950 29,794 4,204 484
Energy Services - 9,443 19,335 5,861 1,797 (7,134)
Development & Logistics 9,717 8,528 6,718 5,193 7,932 9,060
Total Adjusted EBITDA 248,547 313,575 370,167 382,640 487,947 480,695

Non-GAAP Reconciliations
Net Income to Distributable Cash Flow ($M)
(1) LTM as of March 31, 2012.
(2) On November, 19, 2010, Buckeye merged with Buckeye GP Holdings L.P.
(3) In 2011, Buckeye revised its definition of Distributable Cash Flow to exclude amortization of deferred financing costs and debt discounts.  Distributable Cash Flow for 2007-2010 have been restated to exclude those amounts for comparison purposes.
(4)      Represents cash distributions declared for limited partner units (LP units) outstanding as of each respective period. 2012 amounts reflect estimated cash distributions to be paid on LP units for the quarter ended March 31, 2012. Distributions with respect to the 7,445,999 Class B units outstanding on the record date for the quarter ended March 31, 2012 will be paid in additional Class B units rather than in cash.
2007 2008 2009 2010 2011
LTM
(1)
Net income attributable to BPL 22,921 26,477 49,594 43,080 108,501 93,967
Depreciation and amortization 40,236 50,834 54,699 59,590 119,534 126,320
Net income attributable to noncontrolling interests affected by merger
(2)
131,941 153,546 90,381 157,467 - -
Gain on sale of equity investment - - - - (34,727) (34,727)
Non-cash deferred lease expense - 4,598 4,500 4,235 4,122 4,067
Non-cash unit-based compensation expense 968 1,909 4,408 8,960 9,150 9,691
Equity plan modification expense - - - 21,058 - -
Asset impairment expense - - 59,724 - - -
Reorganization expense - - 32,057 - - -
Non-cash senior administrative charge 950 1,900 475 - - -
Amortization of unfavorable storage contracts - - - - (7,562) (8,378)
Write-off of deferred financing costs - - - - 3,331 3,331
Amortization of deferred financing costs and debt discounts
(3)
1,448 1,737 3,134 4,411 4,289
4078
Goodwill impairment expense - - - - 169,560 169,560
Maintenance capital expenditures (33,803) (28,936) (23,496) (31,244) (57,467) (63,104)
Distributable Cash Flow 164,661 212,065 275,476 267,557 318,731 304,805
Distributions for Coverage ratio
(4)
173,689 209,412 237,687 259,315 351,245 359,292
Coverage Ratio
0.95 1.01 1.16 1.03 0.91 0.85